UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2005

CATELLUS DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31908	94-2953477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mission Street, Second Floor, San Francisco, California		94105
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (415) 974-4500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 6, 2005, Catellus Development Corporation (together with its subsidiaries, “the Company”) and ProLogis (NYSE: PLD) announced that their boards have unanimously approved a definitive merger agreement under which ProLogis will acquire all of the outstanding common stock of the Company.  As such, for the preparation of an upcoming filing of a registration statement on Form S-4, the purpose of this Current Report on Form 8-K is to set forth audited consolidated statements of operations for the years ended December 31, 2004, 2003, and 2002 to reflect the reclassification of a property from held for sale to properties held for use during the three-month period ended March 31, 2005.

During the three-month period ended March 31, 2005, an expected sale of a rental property, which was classified as discontinued operations at December 31, 2004, did not complete and was subsequently terminated.  At the price offered from other potential buyers, management has determined it will hold such property for the foreseeable future.  Therefore, the results of operations from such property should be reclassified from income from discontinued operations for the years ended December 31, 2004, 2003 and 2002, as presented in the Company’s 2004 Annual Report on Form 10-K, to income from continuing operations in the accompanying consolidated statements of operations.  The effect of the reclassification represents 0.24%, 0.04% and 0.09%, respectively, of income from continuing operations in 2004, 2003 and 2002.  There is no effect on the previously reported net income.

Management does not believe that the reclassification in accordance with SFAS No. 144 has a material effect on the Company’s management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2004, 2003 and 2002 as previously reported in the Company’s 2004 Annual Report on Form 10-K because MD&A has been presented on basis which excludes consideration of discontinued operations.

Item 9.01 Financial Statements and Other Exhibits

c.  Exhibits

Exhibit Number	Description

23*	Consent of PricewaterhouseCoopers LLP

99.1*	Selected Financial Data

99.2*	Financial Statements and Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

*      Furnished herewith.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATELLUS DEVELOPMENT CORPORATION

Date: July 12, 2005	By:	/s/ C. WILLIAM HOSLER

C. William Hosler Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: July 12, 2005	By:	/s/ Edward F. Sham

Edward F. Sham Vice President and Controller (Principal Accounting Officer)

3